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                          Eaton Vance Investment Trust
                          Eaton Vance Municipals Trust
                (Name of Registrant as Specified in Its Charter)

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
                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                         EATON VANCE MUNICIPALS TRUST II

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                             **URGENT ACTION ITEM**
                               ------------------

                                                February 23, 2004

Dear Shareholder:

     The Special Meeting of Shareholders for certain series (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II has adjourned until Friday, March 19, 2004. Although the response to date on each Fund has been overwhelmingly favorable, the Funds are in jeopardy of not receiving the necessary participation. At this point we have not received your vote and we would greatly appreciate your acting on this matter today by utilizing one of the following convenient voting options:

  1. Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card and by following the prerecorded information. Please have your proxy information available.

  2. Vote Through the Internet. You may cast your vote using the internet by logging onto the internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website. Please have your proxy information available.

  3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

     The Boards of Trustees of the Eaton Vance Funds unanimously recommend that you vote in favor of the proposal and believe the proposal is in the best interest of the shareholders of the Funds.

     If you cannot locate your proxy materials or have any questions about the proxy materials, please call D.F. King & Co., Inc., toll free at 1-800-714-3305.


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.